Exhibit 99.2

January 20, 2011 Quarterly update FY 2011 first quarter

Agenda Introduction Glen Ponczak, Vice President, Investor Relations Overview Steve Roell, Chairman and Chief Executive Officer Business results and financial review Bruce McDonald, Executive Vice President and Chief Financial Officer Q&A (conclude at noon Eastern time) FORWARD-LOOKING STATEMENT Johnson Controls, Inc. has made forward-looking statements in this document pertaining to its financial results for fiscal 2011 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements, other than statements of historical fact, are statements that are, or could be, deemed "forward-looking" statements and include terms such as "outlook," "expectations," "estimates" or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, energy and commodity prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, changes in the levels or timing of investments in commercial buildings as well as other factors discussed in Item 1A of Part I of the Company's most recent Form 10-k filing (filed November 24, 2009) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. 2

2011 first quarter Record sales and earnings Sales: $9.5 billion vs. $8.4 billion in Q1 2010 (+13%) Segment income: $533 million vs. $406 million in Q1 2010 (+31%) Net income: $375 million vs. $288 million in Q1 2010* EPS: $0.55 per diluted share vs. $0.43 in Q1 2010* 3 *Excluding non-recurring tax benefit in the 2010 quarter Record sales and earningsDouble-digit top and bottom line improvements by all three businessesOutperformed our underlying marketsMarket share gainsMargin improvement through scale and productivity

2011 first quarter Good momentum Solid growth in Building Efficiency backlog and orders; evidence of continued market share gains Backlog up 13% at end of Q1 vs. 10% at end of FY2010 Orders received up 17% vs. Q1 2010 Chiller shipments up double-digits; increases in all geographic regions Accelerating production of SLI and AGM batteries Wal-Mart volume Increased AGM capacity in Europe Continued strong growth in Asia across all businesses 4

Increasing our full-year revenue and earnings guidance Automotive acquisitions, higher automotive OE production, higher Power Solutions volumes Investing to support our growth opportunities Building Efficiency sales, engineering and service provider hiring Technology / innovation Emerging market infrastructure Accelerating Power Solutions capital expenditures Acquisitions Strengthened technical capabilities Michel Thierry: textiles and integrated trim Hammerstein: seat structures, tracks and height adjusters Keiper / Recaro: metal seat components, structures, mechanisms 5 2011

2011 first quarter Business results

2011 first quarter Automotive Experience 2011 2010 Net sales $4.6B $4.1B 12% North America up 9% Europe up 7% (up 13%, excluding currency) Asia up 49%; strength in Japan and Korea China sales (non-consolidated--not included in Asia revenue) up 37% to $1.0 billion Segment income $177M $121M 46% Higher volume Benefits of cost reduction initiatives Higher JV profitability in China Europe break-even due to higher engineering costs 7 Return on sales by geography N. America: 6.7%Europe: BreakevenAsia: 10.4% Updated production assumptions for 2011 N. America: 12.5M (vs. 12.3M)Europe: 18.3M (vs. 17.6M)

2011 first quarter Building Efficiency 2011 2010 Net sales $3.4B $3.0B 13% Higher revenues in all segments North America up 8% Global Workplace Solutions up 21% Asia up 31% Segment income $139M $104M 34% Higher volume Strong results in Asia 8 Commercial backlog and orders(at December 31, 2010) $4.9B, up 13%Backlog up in all geographic regionsOrders up 17%Double digit increases in North America Systems, Asia and Europe SEC segment reporting changes effective 2011 Q1 N. America SystemsN. America ServiceGlobal Workplace SolutionsAsia Systems and ServicesOther Reflects changes in business size and growth Asia business now reported separately Europe and UPG combined into "Other"

2011 first quarter Power Solutions 2011 2010 Net sales $1.6B $1.3B 21% Unit volumes up 19% Aftermarket unit volume up 20% OE unit volume up 17% Very strong demand trends Segment income $217M $181M 20% Higher volume Improved product mix Mexican lead recycling facility ramping up 9

2011 first quarter Financial review

First quarter 2011 Financial highlights Financial highlights Financial highlights 11 FX - Euro to U.S. dollar average exchange rate at $1.36 in Q1 2011 vs. $1.48 in 2010Sales - Excluding FX, sales up 15%Gross profit - Higher volumes and cost savings initiativesSG&A - Investments in innovation, emerging markets and growth opportunitiesEquity income - Growth in Automotive Experience (China)

First quarter 2011 Financial highlights Financial highlights Financial highlights 12 Income tax provision - Underlying 2011 tax rate of 19%Noncontrolling interests - Improved profitability in consolidated Automotive and Power Solutions JVs * Excludes non-recurring tax items in 2010

Automotive acquisitions Timing Hammerstein expected to close in Q2 Keiper / Recaro expected to close in Q3 2011 Financial Impact Sales: Approximately $700 million EPS: Neutral (before acquisition and integration related costs) Net purchase price of approximately $950 million 2012 Financial Impact Sales: Approximately $1.4B EPS: Approximately $0.10 accretive 13

Revised fiscal 2011 outlook Revised fiscal 2011 outlook 14 *Excluding acquisition and integration related costs